UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2021

INTEGRATED VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55681	82-1725385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 Buck Road, Suite 2, Huntingdon Valley, PA	19006
(Address of principal executive offices)	(Zip Code)

(215) 613-1111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INTV	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 12, 2021, Integrated Ventures, Inc. (the “Company”) entered into non-fixed price sales and purchase agreement (the “Agreement”) with Bitmain Technologies Limited (“Bitmain”) to purchase from Bitmain cryptocurrency mining hardware and other equipment in accordance with the terms and conditions of the Agreement. Bitmain is scheduled to manufacture and ship miners on monthly basis, in 12 equal batches of 400 units, starting on August 2021 and through July 2022. The Agreement remains in effect until the delivery of the last batch of products. The total purchase price was approximately $34,047,600, subject to price adjustments and related offsets. The total purchase price is payable as follows: (i) 25% of the total purchase price is due upon the execution of the Agreement or no later than April 19, 2021; (ii) 35% of the total purchase price, is due by May 30, 2021; and (iii) the remaining 40% of the total purchase price, is payable on a monthly basis starting in June 2021.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of such Agreement, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”), and which is incorporated herein in its entirety by reference.

Item 8.01. Other Events.

On April 12, 2021, the Company issued a press release announcing that it entered into the Agreement to acquire 4,800 Antminer model S19J (100 Th) digital currency miners. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 10.1	Form of Non-Fixed Price Sales and Purchase Agreement, dated as of April 12, 2021, by and between the Company and Bitmain
Exhibit 99.1	Press Release of the Company, dated April 12, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Ventures, Inc.

Dated: April 15, 2021	By:	/s/ Steve Rubakh
	Name:	Steve Rubakh
	Title:	Chief Executive Officer

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